(LOGO)
                              THE CATHOLIC FUNDS/R
                       ----------------------------------
                       GIVING VOICE TO CATHOLIC VALUES/SM

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2002

               The Catholic
               Disciplined
               Capital
               Appreciation
               Fund

               The Catholic
               Money
               Market
               Fund

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The Catholic Funds
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                                                                    877/222-2402

2        President's Letter

5        The Catholic View--Investment Monograph

16       The Catholic Disciplined Capital Appreciation Fund

17       The Catholic Money Market Fund

18       Schedules of Investments

27       Statements of Assets & Liabilities

28       Statements of Operations

29       Statements of Changes in Net Assets

31       Financial Highlights

33       Notes to Financial Statements

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  President's Letter

May 30, 2002

Dear Fellow Shareholder:

Before talking about the exciting present and future, I want to be sure that we are all on the same page regarding a major change that occurred in the recent past.

WHAT HAPPENED ON APRIL 2, 2002?

At the close of business on April 2, 2002, the shareholders consolidated the three original Catholic equity funds into a single equity fund--The Catholic Equity Fund.i All shareholders of the three original equity funds automatically became owners of the same value of shares in the new Catholic Equity Fund. There was no change in The Catholic Money Market Fund.ii So now The Catholic Funds Family consists of two funds--The Catholic Equity Fund and The Catholic Money Market Fund.

WHY IS THIS SEMI-ANNUAL REPORT SO ODD?

You may wonder why this report has financial and investment information about only one of the three terminated equity funds and no such information about the new Catholic Equity Fund. We have included information about the former Disciplined Capital Appreciation Fund ("DCA Fund") because its investment program, strategy and portfolio most closely resemble those of the new Catholic Equity Fund. However, the past performance of the DCAFund should not be used as a predictor of future performance of the new Catholic Equity Fund. There is no financial or investment information about the new Catholic Equity Fund because this is a report for the period ended March 31, 2002, two days before the new Catholic Equity Fund was born.

HOW DOES THE NEW CATHOLIC EQUITY FUND DIFFER FROM THE THREE FORMER EQUITY FUNDS?

INDEX INVESTING--Rather than paying investment managers to buy and sell stocks in hopes of outperforming the market, The Catholic Equity Fund pays a manager to create a portfolio that closely mimics the make-up of the S&P 500(R) Index.iii (The new Fund will invesT in all 500 of the S&P 500 companies except for the few [currently five] that directly participate in abortion.) The new investment manager, Mellon Equity Associates, L.L.P., has extensive experience in index investing and will employ modeling techniques to try to minimize the minor performance difference that the abortion exclusion might otherwise produce.iv

We in management and the Board recommended moving to indexing because of increasing evidence that OVER THE LONG TERM, index investing has tended to perform better than the stock-picking form of investing. In addition, since the S&P 500 is highly diversified and consists of leading and important companies in the U.S.

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economy, the new Catholic Equity Fund can be a good core investment for many individual and institutional investors.

SHAPING UP CORPORATE AMERICA--The Catholic Equity Fund will use its power as a shareholder to try to correct the behavior of any of the S&P 500 companies whose employment or other business practices fall substantially short of honoring the dignity and primacy of the human person as called for by Catholic social teaching. Recent events have shown that at least some of corporate America needs shaping up. By owning shares of the new Fund, we can give a voice to our Catholic values that should be heard in corporate boardrooms. The more shareholders and assets in The Catholic Equity Fund, the louder the voice.

MULTIPLE DISTRIBUTION CHANNELS--The new Catholic Equity Fund can be sold in multiple distribution channels because it has three share classes. For example, we can now sell the new Fund to institutional investors such as Catholic parishes, dioceses, hospitals and universities. We hope that these institutions will want to give voice to their Catholic values.

WHAT'S HAPPENED SINCE APRIL 2, 2002?

INCREASED MEDIA ATTENTION--Since the new Catholic Equity Fund commenced operations, local and national media reporters have interviewed our Chairman of the Board, Dan Steininger. In light of the well-publicized ethical lapses in corporate America, the media seems genuinely interested in The Catholic Equity Fund's advocacy program, especially since the Fund will be in a position to try to influence nearly 500 of the country's leading companies.

ADVOCACY PROGRAM BEGINS--Two weeks after The Catholic Equity Fund went live, Chairman Dan Steininger wrote to the CEO of each of the almost 500 companies in the portfolio. He told them of our plans to use our leverage as shareholders to advocate for Catholic values and invited dialogue. Several companies have already responded by telephone, and one CEO called personally to invite discussions with him if we should have any concerns. This response encourages us to believe that companies will listen if a Fund that represents a multitude of Catholics "gives voice to Catholic values."

WHAT'S NEXT?

ADVOCACY--We will be developing our Catholic-value advocacy program to include:

              *   Additional contact and dialogue with corporations,

              * Relying on Catholic values as we vote on issues that come before the annual meetings of the almost 500 companies in the portfolio, and

              * Joining with other institutional investors to sponsor and initiate resolutions for consideration at corporate annual meetings.

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GROWING THE FUNDS--Our distributor, Catholic Financial Services Corporation, will be redoubling its efforts to offer The Catholic Equity and Money Market Funds to wider segments of the Catholic population. Growing the Funds is important because it will make our advocacy efforts even more effective.

LET US HEAR FROM YOU!

Please mail or e-mail me with any comments, questions or suggestions that you may have for shaping up corporate America or growing the Funds to enable us to give an even louder voice to Catholic values.

Very truly yours,

/s/Theodore F. Zimmer

Theodore F. Zimmer
President
The Catholic Funds, Inc.
tzimmer@catholicknights.com
1100 W. Wells Street
Milwaukee, WI 53233

i The Catholic Church has not sponsored or endorsed The Catholic Funds nor approved or disapproved of the Funds as an investment.

ii An investment in The Catholic Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

iii "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Catholic Funds. The Catholic Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

iv While The Catholic Equity Fund has no performance record to date, it seeks to match the Index, but can be expected to fall short by a small percentage representing operating costs. An investment cannot be made directly in the Index.

THE CATHOLIC FUNDS

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                                     (LOGO)
                              THE CATHOLIC FUNDS/R
                       GIVING VOICE TO CATHOLIC VALUES/SM

--------------------------------------------------------------------------------

Taking your beliefs to the
BOARDROOM

PHILOSOPHICAL AND THEOLOGICAL BASIS FOR OUR ADVOCACY POSITIONS IN THE CATHOLIC FUNDS.

--------------------------------------------------------------------------------
            "Our goal for The Catholic Funds will be to use our power
       as shareholders to persuade corporate management to act consistent with values that we as Catholics hold dear."

                                                     - DAN STEININGER, CHAIRMAN

--------------------------------------------------------------------------------

                                                        THE CATHOLIC VIEW
                                               INVESTMENT MONOGRAPH, SPRING 2002

Dear Fellow Catholic Investor:

The Catholic Funds offers its shareholders a mutual fund that promotes specific Catholic values in the world of business. Our goal is to be a force advocating the Catholic value of respect for the dignity of the human person, particularly in the workplace. We strongly believe that shareholders of all corporations are important stakeholders, but they are not the only stakeholders. In our view, the management of all corporations should view the entire workforce of that company as stakeholders of equal importance to shareholders. It is our firm belief that in the long run, management practices that reflect this strong Catholic value will result in a better-run business entity.

We are convinced that employees treated with dignity and fairness will be more loyal to their corporate employers and extend better service to customers. No greater irony exists in America than that of corporations that train employees how to smile for customers, while at the same time pursue employment practices that are insensitive and unfair and do not respect the dignity and worth of the employees.

In American corporations, the leading executives all want an opportunity to grow, develop and explore their human potential while at the same time receive fair payment for their skills. Why cannot these criteria apply equally to all employees of the corporation? Most employees entering the job market want to explore the limits of their human potential in the world of work.

The United States democratic experience has become a shining example the whole world now follows. We are convinced that American corporations that follow enlightened business practices based upon Catholic values will become not only successful business entities, but shining examples of well managed corporations for the rest of the world to emulate.

Fraternally,

/s/Daniel J. Steininger                        /s/Theodore F. Zimmer

Daniel J. Steininger                           Theodore F. Zimmer
Chairman of the Board                          President of The Catholic Funds

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Shareholder Responsibility

At The Catholic Funds, we take our shareholder responsibility seriously. We believe that owning stock in a publicly traded corporation is a democratic experience that imposes responsibilities on the shareholders. This can be compared to all of us who live in a democracy where the votes in any election influence the direction of the government. We believe socially responsible investors have shown in recent years that shareholder action can have an impact on corporate behavior. Our goal for The Catholic Funds will be to use our power as shareholders to persuade corporate management to act consistent with values that we as Catholics hold dear. We will do this through a variety of means, including voting our shares, writing letters, engaging management in constructive dialog with management and filing shareholder resolutions. We will work with other Catholic institutions and encourage them to take similar actions toward corporations that fail to reflect our values in their business practices. In this paper, we will discuss the foundation of our shareholder activism.

Introduction

In developing these guidelines, we studied Catholic social teaching, including Papal Encyclicals and the United States Bishops' Guidelines to Socially Responsible Investments. We also considered the lessons learned over the years from managing business entities as well as the writings of America's prominent business leaders and Catholic theologians.

In voting and developing proxy voting guidelines, we have been cognizant of several insights about business corporations. Unquestionably, there are very successful businesses that thrive and prosper, at least for a time, despite not following the proxy voting guidelines we have developed. They may be selling umbrellas in the rain. Conversely, there are business institutions that respect the dignity of each employee but nevertheless suffer and fail. There are no guarantees, but we assert that every corporate entity has a purpose far greater than simply churning out a profit. Its ultimate success should be measured not only by how it functions in relation to its shareholders, but also in relation to its employees. We also believe that companies that treat their employees well are more likely to provide greater value to their shareholders than those companies that do not respect human dignity.

Catholic social teaching stresses that human dignity is the fundamental Catholic value to be observed in the world of business. In their 1986 Pastoral Letter "Economic Justice for All," the U.S. Catholic bishops wrote:

         The basis for all that the Church believes about the moral dimensions of economic life is its vision of the transcendent worth -- the sacredness -- of human beings. The dignity of the human person realized in community with others is a criterion against which all aspects of economic life must be

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         measured . . .Wherever our economic arrangements fail to conform with the demands of human dignity lived in community, they must be questioned and transformed.
                                                (Economic Justice For All,P. 28)

In the Church's view, human dignity is especially central in the workplace. The Catholic philosopher Michael Novak has pointed out that:

         [Pope John Paul II] went to daring lengths to assert that modern business process "throws practical light on the truth about the person which Christianity has constantly affirmed." The truth is this: The Creator made human persons to work in community and to cooperate freely with other persons, for the sake of other persons.
                                  (Michael Novak, Business As A Calling, p. 127)

It is our goal, through our proxy votes, letter writing and shareholder resolutions, to encourage business organizations to move in the direction of respecting human dignity in the workplace.

Lest we be accused of being some well-intentioned but ill-informed religious extremists, let us listen to some of the words of America's greatest business leaders.

         You can take away almost anything from IBM. You can take away our technology. You can take away our plants. You can take away our labs. You can take away any facility. You can take away our headquarters, but leave our people and this business will recreate itself overnight.

                                             (Levinson & Rosenthal, CEO, p. 203)

         As Mr. Lee Iacocca told Congress, "people make companies."

                                (Lee Iacocca, Iacocca: An Autobiography, p. 216)

We concur with this thinking and believe that those corporations that do respect the human dignity of people are more likely to prosper in the long run.

This is our goal. This is the journey on which we constantly travel, with this overriding compelling belief that corporate entities must promote human dignity in the workplace. Now, we will explain how we will advocate for this by laying out the issues that we will focus on.

To promote human dignity in the workplace, The Catholic Funds will focus on three issues detailed on the following pages.

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1.     Fair Treatment of Employees
--------------------------------------------------------------------------------
This is an appropriate focus because employees are the stakeholders most immediately and directly affected by the business. The company that accepts human dignity as a particularly high standard in regard to its employees is likely to apply that standard when dealing with other stakeholders, such as customers.

In this category, The Funds' advocacy efforts may include supporting the following positions:

     o All employees, domestic and foreign, should be paid at least a living wage.

     o Employees should be allowed workplace conditions and hours of work that are consistent with human dignity and development.

     o Employees at all levels should share financially in the success of the company through such devices as stock options, employee ownership or other types of programs that benefit all employees.

The Catholic Church's position in regard to wages and workplace conditions has historically been very clear and forceful. In his 1891 encyclical, Rerum Novarum, Pope Leo XIII wrote:

         Among the most important duties of employers, the principal one is to give every worker what is justly due him. Assuredly, to establish a rule to pay in accordance with justice, many factors must be taken into account. But, in general, the rich and employers must remember that no laws, either human or divine, permit them for their own profit to oppress the needy and the wretched or to seek gain from another's wants.
                                                           (Rerum Novarum P. 32)

Just what is fair treatment of employees? At The Catholic Funds we recognize that there can be no such thing as a guaranteed annual wage without the guaranteed annual customer. We also recognize that employers must pay wages in a competitive marketplace. But inherent in the Pope's encyclical and in Christian social teaching is the basic notion that employers will not take advantage of employees.

The majority of the American workforce is not unionized. As a result, employers frequently are in a position to set the terms and conditions of employment unilaterally without any pushback from employees. This situation is ripe for employers to be able to take advantage of employees. This may be particularly true in small rural areas and in underdeveloped countries.

Pope Leo made it clear that employers may not exploit that advantage: "It is shameful and inhuman however to use men as things for gain and to put no more value on them than what they are worth in muscle and energy." (Rerum Novarum
P. 31)

If an employer would take advantage of any set of given employees to generate significant profits, where do those profits go? Obviously, some are paid to the very executives who set

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the wages and conditions of employment. Much of that excess profit might go to shareholders who seek returns on the capital they have invested. The Catholic Funds will look for potential situations and ascertain that the concerns of employees are fairly balanced with those of management, and that all employees are accorded living wages and decent workplace conditions.

It is human nature to want to provide for one's livelihood and to financially protect one's family. The history of labor relations in America is replete with examples of employers who have taken advantage of employees, their families and even children. This has gone on on a worldwide scale in under-developed countries.

Pope Leo XIII pointed out that "neither justice nor humanity can countenance exaction of so much work that the spirit is dull from excessive toil and along with that the body sinks crushed from exhaustion. The working energy of a man, like his entire nature, is circumscribed by the definite limits beyond which it cannot go." (Rerum Novarum P. 59) The Pope went on to say that children should not be employed before they have sufficiently matured in their physical, intellectual and moral powers. (Rerum Novarum P. 60)

In his 1981 encyclical, Laborem Exercens, Pope John Paul II forcefully articulated the definition of a just wage: "Just remuneration for the work of the adult who is responsible for family means remuneration which will suffice for establishing and properly maintaining a family and for providing security for its future." (Laborem Exercens, P. 90)

The bottom line is that employers are put on notice by The Catholic Funds that, although they can pay unfair wages or provide conditions that workers are willing to accept, these practices are not acceptable to The Catholic Funds. We expect corporations to engage in fair dealing and provide decent working conditions. They do not deserve to exist if they unfairly take advantage of employees, wherever they work in the world.

In our view, justice also requires that employees should share in all incentive plans that the corporation adopts for management. After all, who is responsible for the profits of a corporation? Clearly, owners of stock select profitable managers of a corporate entity so they can seek return on their investment. But is this possible without the workers? Does management build cars? Who makes computers?

Obviously, without the efficient, effective and knowledgeable contribution of employees, there can be no profits. Therefore, we will advocate the sharing of those profits for all corporations that generate profits. What sense does it make to provide incentives for only the top executives in a corporation? Why are they singled out as special? Who talks to the customers the most? The top executives or the average employee? Walk into any major retail establishment and you will never meet the top executives. You will meet the frontline employees who make or break the corporation.

Why, then, would it be sensible to limit incentive programs only to the few high level executives and not extend them to all employees who make the success of the organization possible? Many business executives and commentators have argued that this sharing makes

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good business sense. For example, Max DePree, the former CEO of Herman Miller, in his book, The Art of Leadership, stresses that the long-term good of an organization and its success as a business entity are strengthened when incentive programs are extended to all of the employees who make that success possible. See also the discussion by Daniel Steininger in the 1994 Winter edition of the University of Michigan's Human Resource Management Journal, p. 602, wherein he explores the real constituency of the business corporation. There are very successful business leaders throughout the world who have argued forcefully that the management of a company must be concerned with the welfare of all its workers and that it does not deserve to exist if it cannot meet that goal.

The ability to be rewarded on an incentive basis for successful work contributes not only to the success of the corporation, but to the basic happiness and welfare of each individual employee. Is this a radical notion? We think not. Consider that American democracy and our entire U.S. system of government were founded on a fundamental belief about each and every American citizen:

         We hold these truths to be self evident, that all men are created equal, that they are endowed by their Creator with certain unalienable Rights, that among these are Life, Liberty and the pursuit of Happiness.
                                (Thomas Jefferson, Declaration of Independence)

2.     Fair But Not Excessive
       Compensation to Management
--------------------------------------------------------------------------------
The positions we take are based on sound business principles and a distinct philosophy of the role of management in relation to employees.

We believe that the human dignity of employees is at risk in those companies that pay management excessive compensation.

We know that in many cases the power of management is virtually unlimited. As we note in the next section, Boards of Directors often fail to assert their authority over management. Similarly, shareholders do not exercise rigorous scrutiny of management decisions; the vast majority of management proposals pass. In those situations, management sits in the catbird seat with virtually unlimited power. Catholic social teaching recognizes that managers with unfettered power are a threat to employees. The Church insists that moral law requires managers to exercise their powers "only within the bounds of justice to employees" and other stakeholders. (Economic Justice for All, P. 305) However, because, as Lord Acton pointed out, "absolute power corrupts absolutely," there is no assurance that managers will follow this moral law when they have the power to serve themselves. Therefore, in its efforts to preserve and enhance human dignity in the workplace, The Catholic Funds will strive to ensure that companies pay no more than fair and reasonable compensation to executives.

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Leaving management with little effective restriction on their compensation is especially dangerous to the human dignity of employees in situations that require cost reductions. The U.S. bishops stress that "workers [should] not be expected to carry all the burdens" in such cases. Rather, "management and investors must also accept their share of sacrifices . . ." The reason is that the "capital at the disposal of management is in part the product of the labor of those who have toiled in the company over the years, including currently employed workers." (Economic Justice for All, P. 303)

The fact that management, backed by shareholders, has the power to make changes without regard to the welfare of employees does not mean it ought to do it. There is a lack of economic justice when the only individuals paying the price for tough decisions are the employees. No one questions that running an efficient organization in a capitalistic economy requires hard choices. There are times that people have to be laid off. The question is, where does the economic burden fall? It is all too easy for those in management positions, supposedly reflecting the will of the owners, to lop off employees without regard to the financial impact on those individuals.

The Catholic Funds Board believes that if management starts with itself when it looks at all tough cost-cutting decisions, it will be far more fair in the decisions that it implements. When executives are laying off workers, they ought to begin reducing their own compensation before they eliminate the jobs of those who are least powerful to protect themselves. Likewise, in good times, it is critical that management not reward itself excessively for the efforts of the entire corporation. Paying excessive management compensation to the limited few at the top sends a disastrous message to all employees in the organization.

Lest it be thought that this is only naive moralizing by overly religious Catholics, empirical studies tend to bear out Catholic social teachings. In a paper entitled The Bigger They Come The Harder They Fall, High CEO Pay and the Effect on Long-Term Stock Prices, author Scott Klinger documents the performance of business corporations with excessive CEO pay. Companies that annually paid CEOs well beyond the range of what comparable companies paid experienced poor long-term performance of their stocks. It may go against conventional wisdom, but the higher the CEO pay, the worse the performance of the company, with rare exceptions. To quote directly, "If you invested $10,000 at the end of 1999, $1,000 each in the companies of the 10 highest paid CEOs that year, by year's end your investment would have shrunk to $8,132. A similar investment in the S&P 500(R) would have been worth $9,090." (See also Fortune magazine, July 25, 2001, "The Great CEO Pay Heist.")

In addition to the overriding concerns of economic justice, there are independent business reasons to support The Funds' position. Max DePree has best articulated this in his book, The Art of Leadership. As a successful CEO, DePree argued that all leaders, and especially those aspiring to be great leaders, owe their corporations a covenant. That covenant forms a reference point for what caring, purposeful and committed people can do in the institution.

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"Covenants bind people together and enable them to meet their corporate needs by meeting the needs in one another." (The Art of Leadership, p. 13)

Business leaders should create an environment where employees can trust the managers and leaders, and vice versa. That kind of culture and that kind of environment is good for the human soul and for the business entity.

In the book Love and Profit, the author James Autry captures all of this in a few lines of poetry.

         Listen. In every office you hear the threads of love and joy and fear and guilt, the cries for celebration and reassurance, and somehow you know that connecting those threads is what you are supposed to do and business takes care of itself.
                                                        (Love and Profit, p. 26)

How can employees possibly trust management that they perceive to be self-dealing and taking care of their own interests before all others? What this calls for is a new paradigm of leadership. Leaders are not those who simply exercise power. Rather, responsible leaders exercise power fairly and in a context that develops trust.

The Funds will call attention to managers whenever, wherever and however they attempt to take care of themselves before their companies' employees. We will watchdog them and call to their attention issues that most shareholders routinely vote on without examining. We will help serve as a conscience for the corporation, which is a responsible way of exercising ownership rights.

As Catholics, we can send a particularly important message to corporate leaders throughout the country, many of whom may be Catholics. Leadership requires a sense that economic justice is for everyone, and that generating corporate profits for shareholders without regard to employees, or unfavorably compensating management at the expense of employees, is simply wrong.

3.     Corporate Governance -
       Effective Board Oversight
--------------------------------------------------------------------------------
Let us begin with the theory that shareholders are the owners of a corporation. They elect a Board of Directors to ensure that the corporate entity will function in a way that gives them a fair and adequate return on their investment. In the past, this was viewed as the only responsibility of a Board of Directors. However, states and the courts have begun to impose additional requirements on Boards of Directors, including a focus on the welfare of employees.

As a result, the Board of Directors functions as the "conscience" of the corporation. Profit alone cannot be the sole criteria for why a corporation exists. The history of American business is replete with examples of companies driven only by the bottom line, ignoring the concerns of employees and the concepts of economic justice articulated in Catholic social teaching.

This then leads to how a corporation's Board of Directors should function. It serves as the conscience of the corporation. It is responsible for ensuring there is an adequate balance between the various constituencies who want to share in the profit generated by this business entity.

So much for the theory. In practice, Boards of Directors often fail to act as the theory prescribes. In his book, Managing, former executive Harold Geneen estimates that roughly 95 percent of Boards of Directors are not fully doing what they are legally, morally and ethically supposed to be doing. We believe that there are two reasons for this failure.

One reason is that shareholders do not pay much attention to corporate governance. In the words of the U.S. Catholic bishops:

         Most shareholders today exercise relatively little power in corporate governance. Although shareholders can and should vote on the selection of corporate directors and on investment questions and other policy matters, it appears that return on investment is the governing criterion in the relation between them and management. We do not believe that this is an adequate rationale for shareholder decisions.
                                               (Economic Justice For All,P. 306)

The other reason is that many Boards are effectively under the control of top management, rather than the other way around. This control is effected in several ways.

Legally, the stockholders select the Board of Directors. But in practice they do so by voting on a slate of candidates chosen by the nominating committee of outside directors. While this should work in theory, the practice is that the nominations must pass the scrutiny of the CEO. When a member says that he or she cannot work with that man or woman, that person will not be nominated. As a result, the Board of Directors is virtually never independent.

In addition, some Boards are comprised of individuals who serve in managerial capacities for the company. How independent can they be when they know their bosses scrutinize every vote and every word at a Board meeting?

Finally, Geneen points out that Boards of Directors have heaped upon themselves perks and very generous directors' fees, all of which diminish their ability to be independent. How can a director act independently when the costs are so excessive and the perks are great?

Therefore, the reality of most corporations today is that the CEO controls the Board of Directors. The CEO needs to convince only one or two independent directors to secure

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approval of his or her proposals. How often are chief executives ever removed?
Rarely, despite the bad performance of their companies.

This situation grants near absolute power to top management. It sets the salaries for itself.
In such situations, top management may not respect the dignity of all employees to the extent Catholic social teachings require.

The Funds will advocate a variety of positions to restore the independence of the Board of Directors and allow it to live up to its role as the conscience of the corporation. These include the following:

     1. The Catholic Funds will vote to ensure that the majority of Board members are independent. In fact, where feasible, the Funds will continue to vote for and advocate a Board of Directors made up of all independent directors. The Funds will encourage management to put on shareholder ballots more than the number of required directors to be elected. This restores true democracy to the voting process so that there is choice. How can a director be independently evaluated when there is no opportunity to select somebody else?

     2. The Funds will support term limits for Board members. Even independent Board members can become comfortable with and too cozy with internal management and the CEO. With term limits, all Board members know their time with the corporation is limited, and therefore they should be able to vote their conscience without worry for the future.

     3. The Funds will monitor the amount of fees paid to directors and the perks provided. We will insist that there will be full disclosure of not only the compensation, but also all perks. We will evaluate whether the total economic benefit received by a given director is fair in light of the responsibilities and the size of the corporate entity itself. The Funds will oppose any benefit that is excessive or so great as to materially affect the ability to vote independently on all Board resolutions.

     4. The Funds will advocate for nominating committees made up entirely of independent outside directors. They will be in the best position to protect shareholder interest.

     5. The Funds will focus on the qualifications of the various candidates for the Board. We will look for and insist that at least one or more of the independent directors have experience and/or training in dealing with business ethical issues.


Finally, the Board will advocate for the splitting of the chairmanship of the Board from the responsibilities of the chief executive officer. Ideally, the chair of the Board should be independent and no longer an employee of the corporation, perhaps its former chief executive. Having this position held by an independent and unbiased but knowledgeable Board member will bring a clear sense of independence to the decision-making process.

    To order more copies of this Monograph, call (877) 222-2402, and ask for
                            Investment Monograph #1.

 THE CATHOLIC DISCIPLINED
 CAPITAL APPRECIATION FUND


As mentioned in the president's letter, The Catholic Disciplined Capital Appreciation Fund is no longer in existence since the consolidation of the three equity funds on April 2, 2002. There is no financial or investment information about the new Catholic Equity Fund because this is a report for the six months ended March 31, 2002, two days before the new Catholic Equity Fund was born. However, this Fund was designated as the survivor of those consolidation transactions for financial accounting and historical performance purposes. This is due to the fact that its investment objective and investment program were substantially similar to those of the new Catholic Equity Fund. Therefore, you may find The Catholic Disciplined Capital Appreciation Fund's past performance to be relevant in evaluating the new Catholic Equity Fund.

The information displayed here should not be taken in the context of the future performance of The Catholic Equity Fund. Investment objectives, programs and strategies may be similar, but are not precisely the same. Nonetheless, this information is relevant to depict the risks of investing in The Catholic Equity Fund by showing the variability in its predecessor Fund's returns.

The Catholic Disciplined Capital Appreciation Fund offered only one class of shares, which most closely corresponded to Class A shares of The Catholic Equity Fund. Because Class A shares have a different expense structure than Class C or Class I shares, the performance information presented here is not representative for those classes of shares.

----------------------------------------------

          TOP FIVE HOLDINGS


  MICROSOFT CORPORATION..................3.4%

  GENERAL ELECTRIC COMPANY...............3.2%

  PFIZER INC.............................2.6%

  EXXONMOBIL CORPORATION.................2.6%

  CITIGROUP INC..........................2.5%

----------------------------------------------

            STANDARDIZED RETURNS
           (cumulative/unaudited)
               March 31, 2002
                               NAV           POP*
6 Months:                     10.28%         5.88%

1 Year:                      (0.04%)        (4.06%)

Since Inception
5/3/99:                      (6.66%)       (10.42%)

Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Reflects maximum sales load of 4.00%.

THE CATHOLIC FUNDS

                                                                    877/222-2402
THE CATHOLIC MONEY MARKET FUND

In staying consistent with their placid nature, money market insrtuments did not produce high, or even moderate, returns over the six-month period ended March 31, 2002. What they did provide was a safe haven. Although no one gets satisfaction from low yields, the Fund did achieve its investment objective of current income, a stable price per share and daily liquidity.

             YIELDS
         MARCH 31, 2002
----------------------------------
  7-day:                    0.91%
 30-day:                    0.89%

To better understand these returns, remember the correlation between short-term interest rates and yields on money market instruments. Federal Reserve Chairman,Alan Greenspan, vigorously cut short-term interest rates over the last year in order to affect recessionary trends with monetary policy. In fact, February 2, 2002, was the first time the Fed kept rates unchanged in a year, due to improving economic conditions. (The Fed lowered the Fed Funds interest rate a record eleven times in 2001.) Therefore, money market rates have reflected the continued decline in short-term interest rates.

Despite the current low interest rate environment, we urge you to stay the course and stick with your investment plan. Remember, higher returns are linked to higher risk. You have your money in this vehicle for a reason--to preserve a portion of your assets for short-term needs. As we recover from this modest recession, short-term interest rates are likely to rise and yields should be more competitive.

Any investment in The Catholic Money Market Fund is not insured or guaranteed by the FDIC or any other governmental agency, as is the case with bank accounts. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
The Catholic Disciplined Capital Appreciation Fund
--------------------------------------------------------------------------------

Common Stocks (99.3%)                             Shares       Market Value
---------------------------------------------------------------------------
APPLIANCES (0.5%)
-----------------
Maytag Corporation                                   500            $22,125
                                                  -------------------------
                                                   TOTAL             22,125
                                                  -------------------------

AUTOS & TRUCKS (0.5%)
---------------------
Ford Motor Company                                 1,400             23,086
                                                  -------------------------
                                                   TOTAL             23,086
                                                  -------------------------

BANKING (5.2%)
--------------
AmSouth Bancorporation                               800             17,584
Bank of America Corporation                        1,000             68,020
Bank One Corporation                                 600             25,068
Comerica Incorporated                                400             25,028
FleetBoston Financial Corporation                    700             24,500
SunTrust Banks, Inc.                                 300             20,019
U.S. Bancorp                                       1,300             29,341
Wachovia Corporation                                 700             25,956
Wells Fargo & Company                                500             24,700
                                                  -------------------------
                                                   TOTAL            260,216
                                                  -------------------------

BIOMEDICAL (1.0%)
-----------------
Amgen Inc.*                                          550             32,824
Genentech, Inc.*                                     300             15,135
                                                  -------------------------
                                                   TOTAL             47,959
                                                  -------------------------

BUILDING & BUILDING PRODUCTS (0.4%)
-----------------------------------
York International Corporation                       500             17,950
                                                  -------------------------
                                                   TOTAL             17,950
                                                  -------------------------

CABLE TV (1.4%)
---------------
Adelphia Communications Corporation, Class A*      1,100             16,390
Cablevision Systems - New York Group, Class A*       600             20,400
Comcast Corporation, Special Class A*              1,100             34,980
                                                  -------------------------
                                                  TOTAL             71,770
                                                  -------------------------

CHEMICALS (1.2%)
----------------
The Dow Chemical Company                             700             22,904
The Lubrizol Corporation                             500             17,395
Sigma-Aldrich Corporation                            450             21,132
                                                  -------------------------
                                                   TOTAL             61,431
                                                  -------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC FUNDS

                                                                   877/222-2402

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
The Catholic Disciplined Capital Appreciation Fund

Common Stocks (99.3%)                               Shares       Market Value
--------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.4%)
--------------------------
The ServiceMaster Company                            1,500         $20,625
                                                  -------------------------
                                                     TOTAL          20,625
                                                  -------------------------
COMPUTER PRODUCTS & SERVICES (10.5%)
-------------------------------------
Adobe Systems Incorporated                             550          22,160
Cisco Systems, Inc.*                                 3,600          60,948
Compaq Computer Corporation                          1,500          15,675
Dell Computer Corporation*                           1,300          33,943
EMC Corporation*                                     2,900          34,568
International Business Machines Corporation (IBM)      800          83,200
Intuit Inc.*                                           500          19,180
Microsoft Corporation*                               2,800         168,868
Oracle Corporation*                                  4,100          52,480
Sun Microsystems, Inc.*                              2,200          19,404
VERITAS Software Corporation*                          300          13,149
                                                  -------------------------
                                                     TOTAL         523,575
                                                  -------------------------
CONSUMER PRODUCTS (1.8%)
------------------------
The Clorox Company                                     650          28,359
Newell Rubbermaid Inc.                                 800          25,568
Sonoco Products Company                                500          14,305
Tupperware Corporation                                 900          20,475
                                                  -------------------------
                                                     TOTAL          88,707
                                                  -------------------------

COSMETICS & TOILETRIES (1.7%)
-----------------------------
The Gillette Company                                   900          30,609
The Procter & Gamble Company                           600          54,054
                                                  -------------------------
                                                     TOTAL          84,663
                                                  -------------------------

DATA PROCESSING (0.9%)
----------------------
Automatic Data Processing, Inc.                        250          14,567
First Data Corporation                                 200          17,450
Fiserv, Inc.*                                          300          13,797
                                                  -------------------------
                                                     TOTAL          45,814
                                                  -------------------------

DIVERSIFIED SERVICES & MANUFACTURING (2.7%)
------------------------------------------
Cendant Corporation*                                 1,700          32,640
Honeywell International Inc.                         1,000          38,270
Pentair, Inc.                                          700          31,479
Tyco International Ltd.                              1,000          32,320
                                                  -------------------------
                                                     TOTAL         134,709
                                                  -------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
The Catholic Disciplined Capital Appreciation Fund

Common Stocks (99.3%)                             Shares       Market Value
---------------------------------------------------------------------------

DRUGS & MEDICAL SUPPLIES (12.1%)
--------------------------------
AmerisourceBergen Corporation                        407            $27,798
Baxter International, Inc.                           400             23,808
Becton, Dickinson and Company                        600             22,632
Bristol-Myers Squibb Company                       1,300             52,637
Eli Lilly and Company                                300             22,860
Hillenbrand Industries, Inc.                         450             27,734
IMS Health Incorporated                            1,000             22,450
IVAX Corporation*                                  1,200             19,260
Johnson & Johnson                                  1,300             84,435
Merck & Co., Inc.                                  1,400             80,612
Millennium Pharmaceuticals, Inc.*                    400              8,924
Pfizer Inc.                                        3,300            131,142
Schering-Plough Corporation                        1,700             53,210
WellPoint Health Networks Inc.*                      400             25,468
                                                  -------------------------
                                                  TOTAL             602,970
                                                  -------------------------

ELECTRICAL EQUIPMENT (3.2%)
---------------------------
General Electric Company                           4,300            161,035
                                                  -------------------------
                                                  TOTAL             161,035
                                                  -------------------------

ELECTRONICS (4.7%)
------------------
Advanced Micro Devices, Inc.*                        700             10,297
AVX Corporation                                      700             14,658
Cadence Design Systems, Inc.*                        700             15,827
Intel Corporation                                  2,900             88,189
Micron Technology, Inc.*                           1,000             32,900
Symbol Technologies, Inc.                          1,700             19,108
Texas Instruments Incorporated                     1,200             39,720
Vishay Intertechnology, Inc.*                        600             12,204
                                                  -------------------------
                                                   TOTAL            232,903
                                                  -------------------------

FINANCIAL SERVICES (8.4%)
-------------------------
Ambac Financial Group, Inc.                          250             14,767
American Express Company                           1,000             40,960
The Bear Stearns Companies Inc.                      300             18,825
Citigroup Inc.                                     2,500            123,800
Fannie Mae                                           500             39,940
Freddie Mac                                          600             38,022
J.P. Morgan Chase & Co.                            1,300             46,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC FUNDS

                                                                   877/222-2402

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
The Catholic Disciplined Capital Appreciation Fund

Common Stocks (99.3%)                             Shares       Market Value
--------------------------------------------------------------------------
Merrill Lynch & Co.                                  300            $16,614
Morgan Stanley Dean Witter & Co.                     600             34,386
Stilwell Financial, Inc.                             500             12,245
Washington Mutual, Inc.                              995             32,964
                                                  -------------------------
                                                   TOTAL            418,868
                                                  -------------------------

FOOD & BEVERAGE (5.1%)
----------------------
The Coca-Cola Company                                900             47,034
General Mills, Inc.                                  800             39,080
Kellogg Company                                      500             16,785
McCormick & Company, Incorporated                    450             23,009
McDonald's Corporation                               500             13,875
The Pepsi Bottling Group, Inc.                       550             14,229
PepsiCo, Inc.                                        850             43,775
Safeway Inc.*                                        800             36,016
SUPERVALU INC.                                       700             18,060
                                                  -------------------------
                                                   TOTAL            251,863
                                                  -------------------------

INDUSTRIAL GASES (0.4%)
-----------------------
Praxair, Inc.                                        300             17,940
                                                  -------------------------
                                                   TOTAL             17,940
                                                  -------------------------

INSURANCE (5.0%)
-----------------
The Allstate Corporation                           1,100             41,547
American International Group, Inc.                   900             64,926
CIGNA Corporation                                    300             30,417
Fidelity National Financial, Inc.                    770             20,305
The Hartford Financial Services Group, Inc.          300             20,436
John Hancock Financial Services, Inc.                500             19,095
The MONY Group Inc.                                  500             20,160
Nationwide Financial Services, Inc.                  200              8,560
Old Republic International Corporation               700             22,379
                                                  -------------------------
                                                   TOTAL            247,825
                                                  -------------------------

LEISURE & RECREATIONAL PRODUCTS (0.7%)
--------------------------------------
Brunswick Corporation                                600             16,392
Callaway Golf Company                              1,000             19,250
                                                  -------------------------
                                                   TOTAL             35,642
                                                  -------------------------

MACHINERY - DIVERSIFIED (0.5%)
-----------------------------
Ingersoll-Rand Company, Class A                      500             25,010
                                                  -------------------------
                                                   TOTAL             25,010
                                                  -------------------------

                                                  The accompanying Notes to
Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
The Catholic Disciplined Capital Appreciation Fund
--------------------------------------------------------------------------------

Common Stocks (99.3%)                             Shares    Market Value
--------------------------------------------------------------------------------

MANUFACTURING (1.1%)
--------------------
Avery Dennison Corporation                           400            $24,412
Corning Incorporated*                              1,800             13,716
Energizer Holdings, Inc.*                            600             14,250
                                                  -------------------------
                                                   TOTAL             52,378
                                                  -------------------------

Metal (0.3%)
-------------
Alcoa Inc.                                           400             15,096
                                                  -------------------------
                                                   TOTAL             15,096
                                                  -------------------------

MULTIMEDIA (3.9%)
----------------
AOL Time Warner Inc.*                              1,800             42,570
Clear Channel Communications, Inc.*                  450             23,135
Gemstar-TV Guide International, Inc.*                500              7,395
Metro-Goldwyn-Mayer Inc.*                            700             11,634
The News Corporation Limited                       1,000             28,380
Viacom Inc., Class B*                                600             29,022
The Walt Disney Company                            2,300             53,084
                                                  -------------------------
                                                   TOTAL            195,220
                                                  -------------------------

OFFICE FURNISHINGS & SUPPLIES (0.5%)
-------------------------------------
Herman Miller, Inc.                                  500             11,890
Pitney Bowes Inc.                                    300             12,840
                                                  -------------------------
                                                   TOTAL             24,730
                                                  -------------------------

OIL (6.7%)
----------
Apache Corporation                                   440             25,027
BJ Services Company*                                 700             24,129
ChevronTexaco Corporation                            531             47,933
EOG Resources, Inc.                                  600             24,336
Exxon Mobil Corporation                            2,900            127,107
Noble Affiliates, Inc.                               500             19,530
Noble Drilling Corporation*                          600             24,834
Royal Dutch Petroleum Company                        400             21,728
Tidewater Inc.                                       400             16,940
                                                  -------------------------
                                                   TOTAL            331,564
                                                  -------------------------

PAINTING PRODUCTS (0.4%)
------------------------
The Sherwin-Williams Company                         700              19,936
                                                  --------------------------
                                                   TOTAL              19,936
                                                  --------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC FUNDS

                                                                    877/222-2402

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
The Catholic Disciplined Capital Appreciation Fund

Common Stocks (99.3%)                             Shares       Market Value
-----------------------------------------------------------------------------
PIPELINES (0.3%)
---------------
Equitable Resources, Inc.                            400           $13,924
                                                  ------------------------
                                                   TOTAL            13,924
                                                  ------------------------

                                                                -
PRINTING & PUBLISHING (0.3%)
----------------------------
Lexmark International, Inc.*                         250            14,295
                                                  ------------------------
                                                   TOTAL            14,295
                                                  ------------------------

REAL ESTATE INVESTMENT TRUSTS (REITs) (2.4%)                    -
-------------------------------------------
AMB Property Corporation                             500            13,750
Avalonbay Communities, Inc.                          300            14,940
Duke Realty Corporation                              500            13,000
Equity Office Properties Trust                       600            17,994
Equity Residential Properties Trust                  400            11,496
Host Marriott Corporation*                         1,300            15,535
ProLogis Trust                                       700            16,345
Simon Property Group, Inc.                           500            16,315
                                                  ------------------------
                                                   TOTAL           119,375
                                                  ------------------------

RETAIL (5.6%)
------------
BJ's Wholesale Club, Inc.*                           400            17,880
Circuit City Stores- Circuit City Group              400             7,216
CVS Corporation                                      700            24,031
Federated Department Stores, Inc.*                   900            36,765
The Home Depot, Inc.                                 300            14,583
J.C. Penney Company, Inc.                            500            10,355
The Limited, Inc.                                    900            16,110
Lowe's Companies, Inc.                               800            34,792
The May Department Stores Company                    500            17,425
Toys "R" Us, Inc.*                                 1,000            17,960
Wal-Mart Stores, Inc.                              1,100            67,419
Winn-Dixie Stores, Inc.                              900            14,436
                                                  ------------------------
                                                  TOTAL            278,972
                                                  ------------------------

SCIENTIFIC INSTRUMENTS (0.4%)
----------------------------
PerkinElmer, Inc.                                  1,200            22,200
                                                  ------------------------
                                                   TOTAL            22,200
                                                  ------------------------

SEMICONDUCTORS (0.2%)
---------------------
Xilinx, Inc.*                                        300            11,958
                                                  -------------------------
                                                   TOTAL            11,958
                                                  -------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
The Catholic Disciplined Capital Appreciation Fund

Common Stocks (99.3%)                              Shares       Market Value
----------------------------------------------------------------------------
TELECOMMUNICATIONS (6.3%)
-------------------------
AT&T Corp.                                          2,600           $40,820
AT&T Wireless Services Inc.*                        1,400            12,530
CenturyTel, Inc.                                      900            30,600
Crown Castle International Corp.*                   2,000            13,220
QUALCOMM Inc.*                                        900            33,876
SBC Communications Inc.                             1,900            71,136
Sprint Corp. (PCS Group)*                           1,600            16,464
Verizon Communications Inc.                         1,700            77,605
WorldCom, Inc.- WorldCom Group*                     2,200            14,828
                                                  -------------------------
                                                    TOTAL           311,079
                                                  -------------------------

TRANSPORTATION SERVICES & DISTRIBUTORS (0.9%)
FedEx Corp.*                                          600            34,860
Tech Data Corporation*                                200             9,178
                                                  -------------------------
                                                    TOTAL            44,038
                                                  -------------------------

UTILITIES (1.2%)
----------------
Calpine Corporation*                                1,800            22,860
KeySpan Corporation                                   600            21,834
Public Service Enterprise Group Incorporated          300            13,740
                                                  -------------------------
                                                    TOTAL            58,434
                                                  -------------------------

WASTE DISPOSAL (0.5%)
--------------------
Republic Services, Inc.*                            1,300            24,284
                                                  -------------------------
                                                    TOTAL            24,284
                                                  -------------------------

---------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $5,278,858)                            4,934,169
---------------------------------------------------------------------------

                                                  Principal          Market
Short-Term Investments (0.8%)                        Amount           Value
---------------------------------------------------------------------------
Variable Rate Demand Notes (0.8%)
Wisconsin Corporate Central Credit Union, 1.5788%   $10,757         $10,757
Wisconsin Electric Power Company, 1.5026%            29,030          29,030

          -----------------------------------------------------------------
          TOTAL SHORT-TERM INVESTMENTS (COST $39,787)                39,787
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          TOTAL INVESTMENTS (100.1%) (COST $5,318,645)            4,973,956
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          LIABILITIES, LESS OTHER ASSETS (-0.1%)                     (4,148)
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          TOTAL NET ASSETS (100.0%)                              $4,969,808
          -----------------------------------------------------------------
* Non-income producing

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                   877/222-2402

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
The Catholic money market Fund
--------------------------------------------------------------------------------

                                                             Principal      Amortized
Commercial Paper (92.8%)                                       Amount            Cost
-------------------------------------------------------------------------------------
AES Shady Point Inc., 1.84%, 5/01/02                          $400,000       $399,387
Atlantis One Funding, 1.88%, 5/03/02 r                         280,000        279,532
Banco Bradesco SA, 1.90%, 6/17/02 r                            150,000        149,390
Barton Capital Corp., 1.82%, 4/01/02 r                         350,000        350,000
CXC LLC, 1.83%, 4/29/02 r                                      608,000        607,135
Den Norske Bank, 1.85%, 5/06/02                                500,000        499,101
Formosa Plastic Corp., 1.80%, 4/08/02                          400,000        399,860
Fortis Funding LLC, 1.82%, 4/18/02 r                           600,000        599,484
Fountain Square Commercial Funding Corp., 1.85%, 4/25/02 r     500,000        499,383
Frigate Funding Corp., 1.84%, 4/12/02 r                        495,000        494,722
Goldman Sachs Group Inc., 1.85%, 4/11/02                       600,000        599,692
Harley Davidson Funding, 1.81%, 5/06/02 r                      250,000        249,560
Knight-Ridder Inc., 1.80%, 4/03/02                             400,000        399,960
KZH KMS Corp., 1.84%, 4/19/02 r                                600,000        599,448
Liberty Street Funding Co., 1.85%, 4/24/02 r                   475,000        474,438
Marmon Holdings, Inc., 1.85%, 4/16/02 r                        300,000        299,769
Marmon Holdings, Inc., 1.83%, 4/18/02 r                        300,000        299,741
Marshall & Ilsley Corp., 1.82%, 4/04/02                        275,000        274,958
Parthenon Receivables Funding LLC, 1.75%, 4/10/02 r            500,000        499,781
Peacock Funding Corp., 1.81%, 4/17/02 r                        365,000        364,706
Societe Generale North America, 1.83%, 4/12/02                 400,000        399,776
Society of New York Hospital Fund Inc., 1.84%, 4/12/02         600,000        599,663
Sunflowers Funding Corp., 1.82%, 4/02/02 r                     500,000        499,975
Surrey Funding Corp., 1.83%, 4/12/02 r                         350,000        349,804
Swiss Re Financial Products, 1.81%, 4/19/02 r                  475,000        474,570
Waterfront Funding Corp., 1.90%, 4/08/02 r                     250,000        249,908
Waterfront Funding Corp., 1.82%, 5/08/02 r                     300,000        299,439
                                                -------------------------------------
                                                TOTAL COMMERCIAL PAPER     11,213,182
                                                -------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
THE CATHOLIC MONEY MARKET FUND


                                                                   Principal   Amortized
Taxable Municipal Bonds (7.3%)                                       Amount         Cost
----------------------------------------------------------------------------------------
Cornerstone Funding Corp., 1.96%, 1/01/22                           $375,000    $375,000
Oakland - Alameda Coliseum, 1.77%, 4/05/02                           500,000     500,000
                                             -------------------------------------------
                                               TOTAL TAXABLE MUNICIPAL BONDS     875,000
                                             -------------------------------------------

Short-Term Investment (0.0%)
----------------------------------------------------------------------------------------
Variable Rate Demand Note (0.0%)

U.S. Bank, N.A., 1.6588%                                                 604         604
                                             -------------------------------------------
                                                 TOTAL SHORT-TERM INVESTMENT         604
                                             -------------------------------------------

                                             -------------------------------------------
                                                  TOTAL INVESTMENTS (100.1%)  12,088,786
                                             -------------------------------------------

                                      --------------------------------------------------
                                      LIABILITIES, LESS OTHER ASSETS (-0.1%)     (11,113)
                                      --------------------------------------------------

                                             -------------------------------------------
                                                 TOTAL NET ASSETS (100.0%)   $12,077,673
                                             -------------------------------------------


r - Security exempt from registration under Rule 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered to be liquid under guidelines established by the board of directors. The amortized cost of such securities was $7,640,785 (63.3% of net assets) at March 31, 2002.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC FUNDS

                                                                    877/222-2402
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
AS OF MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 The Catholic       The Catholic
                                             Disciplined Capital    Money Market
                                             Appreciation Fund          Fund

ASSETS
Investments, at cost                                $5,318,645      $12,088,786
Investments, at value                               $4,973,956      $12,088,786
Income receivable                                        5,039            2,682
Receivable from adviser                                  1,313               --
Other assets                                             4,320           12,110
                      ---------------------------------------------------------
                      TOTAL ASSETS                   4,984,628       12,103,578
                      ---------------------------------------------------------

LIABILITIES
Dividends payable                                           --            9,209
Payable to affiliates                                       --            1,002
Accrued expenses and other liabilities                  14,820           15,694
                      ---------------------------------------------------------
                      TOTAL LIABILITIES                 14,820           25,905
                      ---------------------------------------------------------

===============================================================================
NET ASSETS                                          $4,969,808      $12,077,673
===============================================================================

NET ASSETS CONSIST OF:
----------------------
Paid in capital                                     $5,491,867      $12,077,673
Undistributed net investment loss                      (7,273)               --
Undistributed net realized loss                      (170,097)               --
Net unrealized depreciation
   on investments                                    (344,689)               --
===============================================================================
NET ASSETS                                          $4,969,808      $12,077,673
===============================================================================
CAPITAL STOCK, $.001 PAR VALUE
------------------------------
Authorized                                          50,000,000      400,000,000
Issued and outstanding                                 545,031       12,077,673
Net asset value, redemption price and
   minimum offering price per share                      $9.12            $1.00
Maximum offering price per share                         $9.50            $1.00

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


                                                            The Catholic         The Catholic
                                                         Disciplined Capital     Money Market
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------
Dividend income                                                $34,999                $--
Interest income                                                    230               134,942
                      ----------------------------------------------------------------------
                      TOTAL INCOME                              35,229               134,942
                      ----------------------------------------------------------------------

EXPENSES
--------
Investment advisory fees                                        21,858                18,110
Portfolio accounting fees                                       14,734                12,922
Transfer agent fees and expenses                                 9,311                 8,158
Distribution fees                                                6,072                 3,018
Federal and state registration fees                              5,479                 6,104
Printing and postage expenses                                    5,164                 4,194
Custody fees                                                     3,622                 3,148
Legal fees                                                       3,238                 2,580
Audit fees                                                       2,328                 6,452
Directors' fees and expenses                                     1,240                 1,016
Other                                                            1,323                 3,157
                      ----------------------------------------------------------------------
                      TOTAL EXPENSES                            74,369                68,859
                      ----------------------------------------------------------------------

Less waivers and reimbursements by adviser                    (31,867)              (11,446)
                      ----------------------------------------------------------------------
                      NET EXPENSES                              42,502                57,413
                      ----------------------------------------------------------------------
============================================================================================
NET INVESTMENT INCOME (LOSS)                                   (7,273)                77,529
============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain (loss) on investments                      (169,549)                   101
Net change in unrealized appreciation
   on investments                                              638,992                    --
                      ----------------------------------------------------------------------
                      NET REALIZED AND UNREALIZED GAIN ON
                      INVESTMENTS                              469,443                   101
                      ----------------------------------------------------------------------
============================================================================================
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                                     $462,170               $77,630
============================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.


THE CATHOLIC FUNDS

                                                                    877/222-2402

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                      For the Six Month   For the Year
                                                      Ended March 31, 2       Ended
                                                          (Unaudited)  September 30, 2001
-----------------------------------------------------------------------------------------
Operations
----------
Net investment loss                                          ($7,273)           ($22,274)
Net realized gain (loss) on investments                     (169,549)              93,437
Net change in unrealized appreciation
   (depreciation) on investments                              638,992         (1,330,066)
                      -------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      RESULTING FROM OPERATIONS               462,170         (1,258,903)
                      -------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
Distributions from net realized gain
   on investments                                            (93,974)            (12,070)
                      -------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      FROM DISTRIBUTIONS
                      TO SHAREHOLDERS                        (93,974)            (12,070)
                      -------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases                            91,197           1,158,236
Net asset value of shares issued to
   shareholders in payment of
   distributions declared                                      87,220              11,272
Cost of shares redeemed                                     (102,120)            (44,349)
                      -------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      FROM CAPITAL SHARE
                      TRANSACTIONS                             76,297           1,125,159
                      -------------------------------------------------------------------

=========================================================================================
CHANGE IN NET ASSETS                                          444,493           (145,814)
=========================================================================================
=========================================================================================
NET ASSETS, BEGINNING OF PERIOD                             4,525,315           4,671,129
=========================================================================================
=========================================================================================
=========================================================================================
NET ASSETS, END OF PERIOD                                  $4,969,808          $4,525,315
=========================================================================================
=========================================================================================
UNDISTRIBUTED NET
  INVESTMENT LOSS                                            ($7,273)                  --
=========================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
THE CATHOLIC MONEY MARKET FUND


                                                  For the Six Months         For the Year
                                                 Ended March 31, 2002           Ended
                                                     (Unaudited)          September 30, 2001

OPERATIONS
----------
Net investment income                                     $77,529                $510,724
Net realized gain on investments                              101                      41
                      -------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      RESULTING FROM OPERATIONS            77,630                 510,765
                      -------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------
Distributions from net investment income                 (77,529)               (510,724)
Distributions from net realized gain                        (101)                    (41)
   on investments
                      -------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      FROM DISTRIBUTIONS
                      TO SHAREHOLDERS                    (77,630)               (510,765)
                      -------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases                     1,113,162               2,284,604
Net asset value of shares issued to
   shareholders in payment of
   distributions declared                                  68,225                 509,114
Cost of shares redeemed                               (1,462,596)             (1,455,813)
                      -------------------------------------------------------------------
                      CHANGE IN NET ASSETS
                      FROM CAPITAL SHARE
                      TRANSACTIONS                      (281,209)               1,337,905
                      -------------------------------------------------------------------

=========================================================================================
CHANGE IN NET ASSETS                                    (281,209)               1,337,905
=========================================================================================
=========================================================================================
NET ASSETS, BEGINNING OF PERIOD                        12,358,882              11,020,977
=========================================================================================
=========================================================================================
NET ASSETS, END OF PERIOD                             $12,077,673             $12,358,882
=========================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.


THE CATHOLIC FUNDS

                                                                    877/222-2402
FINANCIAL HIGHLIGHTS
THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND


                                                          For the            For the          For the           For the
                                                         Six Months           Year             Year             Period
                                                           Ended              Ended            Ended             Ended
                                                           3/31/02           9/30/01          9/30/00         9/30/99(1)
                                                        (Unaudited)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $8.43            $10.95            $9.69            $10.00
------------------------------------------------------------------------------------------------------------------------
Net investment loss                                         (0.01)         (0.04)(7)        (0.03)(7)             --(8)
Net realized and unrealized
   gain (loss) on investments                                 0.88            (2.45)             1.31            (0.31)
------------------------------------------------------------------------------------------------------------------------
            TOTAL FROM INVESTMENT
            OPERATIONS                                        0.87            (2.49)             1.28            (0.31)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                        (0.18)            (0.03)           (0.02)                --
------------------------------------------------------------------------------------------------------------------------
            TOTAL DISTRIBUTIONS                             (0.18)            (0.03)           (0.02)                --
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $9.12             $8.43           $10.95             $9.69
------------------------------------------------------------------------------------------------------------------------
Total return(2)                                          10.28%(3)          (22.81%)           13.16%        (3.10%)(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses(4)(5)                                               1.75%             1.75%            1.75%             1.75%
Net investment loss(4)(5)                                  (0.30%)           (0.45%)          (0.33%)           (0.03%)
Expenses(4)(6)                                               3.06%             3.05%            3.31%             4.83%
Net investment loss(4)(6)                                  (1.61%)           (1.75%)          (1.89%)           (3.11%)
Net assets, end of period                              $4,969,808        $4,525,315       $4,671,129        $3,365,592
Portfolio turnover rate                                  20.73%(3)            39.17%           28.78%          2.44%(3)


(1) Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2) Based on net asset value, which does not reflect the sales charge.
(3) Not annualized.
(4) Computed on an annualized basis.
(5) Net of waivers and reimbursements by adviser.
(6) Gross of waivers and reimbursements by adviser.
(7) Per share net investment loss has been calculated prior to tax adjustments.
(8) Less than one cent per share.

The accompanying Notes to Financial Statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
THE CATHOLIC MONEY MARKET FUND


                                                              For the                 For the                For the
                                                             Six Months                Year                  Period
                                                               Ended                   Ended                  Ended
                                                               3/31/02                9/30/01              9/30/00(1)
                                                            (Unaudited)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $1.00                 $1.00                 $1.00
------------------------------------------------------------------------------------------------------------------------
Net investment income                                              0.01                  0.04                  0.04
            ------------------------------------------------------------------------------------------------------------
            TOTAL FROM INVESTMENT
            OPERATIONS                                             0.01                  0.04                  0.04
            ------------------------------------------------------------------------------------------------------------
Distributions from net investment income                         (0.01)                (0.04)                (0.04)
            ------------------------------------------------------------------------------------------------------------
            TOTAL DISTRIBUTIONS                                  (0.01)                (0.04)                (0.04)
            ------------------------------------------------------------------------------------------------------------

========================================================================================================================
NET ASSET VALUE, END OF PERIOD                                    $1.00                 $1.00                 $1.00
========================================================================================================================
Total return                                                   0.65%(2)                 4.45%              4.08%(2)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses(3)(4)                                                    0.95%                 0.91%                 0.91%
Net investment income(3)(4)                                       1.28%                 4.35%                 5.34%
Expenses(3)(5)                                                    1.14%                 1.05%                 1.19%
Net investment income(3)(5)                                       1.09%                 4.21%                 5.06%
Net assets, end of period                                  $12,077,673           $12,358,882           $11,020,977


(1) Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.
(2) Not annualized.
(3) Computed on an annualized basis.
(4) Net of waivers and reimbursements by adviser.
(5) Gross of waivers and reimbursements by adviser.

                                               The accompanying Notes to
Financial Statements are an integral part of these statements.

THE CATHOLIC FUNDS

                                                                    877/222-2402

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
AS OF MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION
---------------
The Catholic Funds, Inc. (the "Company") was incorporated on December 16, 1998, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of four series: The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Fund. The financial statements included herein are those of The Catholic Disciplined Capital Appreciation and Money Market Funds (the "Funds"). The Catholic Disciplined Capital Appreciation Fund became effective on April 30, 1999, and commenced operations on May 3, 1999. The Catholic Money Market Fund became effective on November 8, 1999, and commenced operations on January 7, 2000. The Funds are both managed by Catholic Financial Services Corporation (the "adviser"). Costs incurred with the organization, initial registration and public offering of shares for each portfolio of the Funds have been paid by the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (i.e., GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A) INVESTMENT VALUATION
Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the adviser under the supervision of the board of directors.

B) DELAYED DELIVERY TRANSACTIONS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) FEDERAL INCOME TAXES
No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

D) DISTRIBUTIONS TO SHAREHOLDERS
The Catholic Disciplined Capital Appreciation Fund pays dividends of net investment income annually. The Catholic Money Market Fund pays dividends monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

E) EXPENSES
Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are either allocated equally among the Funds or in proportion to their respective net assets when appropriate.

F) OTHER
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

The revised AICPA Audit and Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Funds.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
----------------------------------------------------------------
Each of the Funds has entered into an agreement with the adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the adviser a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.90% for The Catholic Disciplined Capital Appreciation Fund and 0.30% for The Catholic Money Market Fund. The Funds and the adviser have entered into sub-advisory agreements for each of the Funds. The sub-advisers are Vantage Investment Advisors, Inc. ("Vantage") for The Catholic Disciplined Capital Appreciation Fund and Strong Capital Management Corporation ("Strong") for The Catholic Money Market Fund. The annual rates of their fees, payable from fees paid to the adviser, as a percent of average daily net assets under the sub-advisory agreements were as follows:

THE CATHOLIC FUNDS

877/222-2402


       * Vantage: 0.50 of 1% on the first $50 million; 0.45 of 1% on the next $50 million; and 0.40 of 1% of the Fund's average daily net assets over $100 million. Vantage has agreed to waive 10 basis points from the fee schedule for the first two years of the Fund's operations or until its total assets reach $35 million, whichever occurs first.

       * Strong: If the portfolio is $50 million or less: 0.20 of 1%; if the portfolio is over $50 million and less than $100 million: 0.15 of 1%; if the portfolio is over $100 million and less than $200 million:
         0.10 of 1%; if the portfolio is $200 million or more: 0.075 of 1%. The adviser waived their portion of the advisory fees, 0.19 of 1% for the six months ended March 31, 2002.

The adviser voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.75% of the average daily net assets of The Catholic Disciplined Capital Appreciation Fund and some advisory fees for The Catholic Money Market Fund as described above.

For the six months ended March 31, 2002, expenses of $31,867 and $11,446 were waived by the adviser in The Catholic Disciplined Capital Appreciation and Money Market Funds, respectively. The adviser may terminate these waivers at any time. The Funds have adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Company to use annually 0.25% of its net assets for The Catholic Disciplined Capital Appreciation Fund and 0.05% for The Catholic Money Market Fund, computed on a daily basis to finance certain activities relating to the distribution of its shares to investors. For the six months ended March 31, 2002, 12b-1 distribution expenses of $6,072 and $3,018 were paid from The Catholic Disciplined Capital Appreciation and Money Market Funds, respectively. These expenses were remitted to the adviser, who also acts as distributor for the shares of each Fund. No remuneration has been paid by the Funds to any of the officers or affiliated Funds' directors. In addition to $500 per year and $250 per meeting, the Funds reimbursed unaffiliated directors for reasonable expenses incurred in relation to attendance at the meetings.

4. CAPITAL SHARE TRANSACTIONS
-----------------------------
Transactions in shares of the Funds were as follows:

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND


                                               For the Six Months         For the Year
                                               Ended March 31, 2002           Ended
                                                  (Unaudited)           September 30, 2001
------------------------------------------------------------------------------------------

Shares sold                                            10,089                  113,618
Shares issued to holders in
   reinvestment of distributions                        9,595                    1,100
Shares redeemed                                      (11,418)                  (4,373)
                      ----------------------------------------------------------------
                      NET INCREASE                      8,266                  110,345
                      ----------------------------------------------------------------

THE CATHOLIC MONEY MARKET FUND


                                              For the Six Months          For the Year
                                             Ended March 31, 2002             Ended
                                                 (Unaudited)          September 30, 2001
----------------------------------------------------------------------------------------
Shares sold                                         1,113,162                  2,284,604
Shares issued to holders in
   reinvestment of distributions                       68,225                    509,114
Shares redeemed                                   (1,462,596)                (1,455,813)
                      ------------------------------------------------------------------
                      NET INCREASE (DECREASE)       (281,209)                  1,337,905
                      ------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for The Catholic Disciplined Capital Appreciation Fund for the six months ended March 31, 2002, were $996,398 and $1,050,979, respectively. There were no purchases of U.S. government securities.

At March 31, 2002, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $5,328,540, for The Catholic Disciplined Capital Appreciation Fund was as follows:

                                   APPRECIATION          $512,166
                                  (DEPRECIATION)        (866,750)
                                                        ---------
NET DEPRECIATION ON INVESTMENTS                        ($354,584)
                                                        ---------

6. RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS
-----------------------------------------------
At a special meeting of the shareholders of The Catholic Disciplined Capital Appreciation Fund held on April 2, 2002, shareholders of the Fund approved a plan of reorganization and liquidation providing for (a) the transfer of substantially all of the assets of The Catholic Disciplined Capital Appreciation Fund to The Catholic Equity Fund in exchange solely for shares of The Catholic Equity Fund, followed by (b) the distribution of shares of The Catholic Equity Fund to shareholders in dissolution of The Catholic Disciplined Capital Appreciation Fund.

The results of the shareholder vote were as follows:

          For                    Against                    Abstain
          ---                    -------                    -------
       395,116                    1,126                      2,453

THE CATHOLIC FUNDS

                      A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semi-annual report for The Catholic Funds, Inc., the matters discussed in these reports may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, subadviser and/or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to general risks described for each Fund in the current prospectus, other factors bearing on these reports include the accuracy of the forecasts and predictions, the appropriateness of the investment strategies designed by the adviser, any subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

BOARD OF DIRECTORS
------------------
Daniel Steininger
Chairman of the Board
Thomas Bausch
J. Michael Borden
Daniel Doucette
Allan Lorge
Thomas Munninghoff
Conrad Sobczak

OFFICERS
--------
Theodore Zimmer
President
William J. Binder
Vice President
Allan Lorge
Vice President and Secretary
Russell Kafka
Treasurer

INVESTMENT ADVISER
------------------
Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233

SUBADVISERS
-----------
The Catholic Equity Fund
------------------------
Mellon Equity Associates, LLP
500 Grant St., Suite 4200
Pittsburgh, PA  15258

The Catholic Money Market Fund
------------------------------
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051


LEGAL COUNSEL
-------------
Quarles & Brady LLP

CUSTODIAN
---------
U.S. Bank, N.A.

TRANSFER AGENT
--------------
U.S. Bancorp Fund Services, LLC

INDEPENDENT ACCOUNTANTS
-----------------------
Arthur Andersen LLP

SHAREHOLDER SERVICES
--------------------
The Catholic Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 710
Milwaukee, WI   53201-0701

THE CATHOLIC
FRATERNAL ALLIANCE
------------------
Catholic Knights
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters
Robert Ciesla, High Chief Ranger
355 Shuman Boulevard
P.O. Box 3012
Naperville, IL 60566-7012

Catholic Knights of America
John Kenawell, President
3525 Hampton Avenue
St.  Louis, MO 63139-1980

Catholic Union of Texas (The KJT)
Elo J. Goerig, President
P.O. Box 297
LaGrange, TX  78945

            This report is intended for shareholders of The Catholic
           Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current
                                   prospectus.

                                     (LOGO)

                     CATHOLIC FINANCIAL SERVICES CORPORATION
                         GIVING VOICE TO CATHOLIC VA;UES

                  1100 West Wells Street o Milwaukee, WO 53233
                                 1-414-278-6550
                                   Member NASD

               The Catholic Funds are not available in all states.